UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 13, 2021

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55292	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2120 Colorado Avenue, #230 Santa Monica, California	90404
(Address of Principal Executive Offices)	(Zip Code)

(310) 444-4300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 13, 2021, BioVie Inc., a Nevada corporation (the “Company”) held its 2021 Annual Meeting of stockholders (the “Annual Meeting”). The following matters were considered:

1. Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote
(1) TERREN S. PEIZER	20,445,440	391,779	1,865,518
(2) CUONG DO	20,823,834	13,385	1,865,518
(3) JIM LANG	20,821,158	16,061	1,865,518
(4) MICHAEL SHERMAN	20,823,833	13,386	1,865,518
(5) RICHARD J. BERMAN	20,302,945	534,274	1,865,518
(6) STEVE GORLIN	20,823,833	13,386	1,865,518
(7) ROBERT HARIRI, M.D. PHD	20,821,025	16,194	1,865,518
(8) SIGMUND ROGICH	20,823,833	13,386	1,865,518

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
22,674,262	26,010	2,465	-0-

3. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED” that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the compensation tables and the related disclosure contained in the proxy statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
20,780,782	27,943	28,494	1,865,518

4. Advisory Resolution on Frequency of Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED” that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934 every (i) year, (ii) two years, or (iii) three years (select one). The voting results were as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
20,200,510	5,100	596,674	34,935	1,865,518

In light of the foregoing vote regarding Proposal Four, the Company has decided to include an advisory stockholder vote on the compensation of executives in its proxy materials every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2021

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer